Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management Global Advisors, LLC

Address of Joint Filer:	767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 6, 2020

Designated Filer: York Capital Management Global Advisors, LLC

Signature:

York Capital Management Global Advisors, LLC
By: Dinan Management, L.L.C., its general partner

/s/ Richard Swanson
Name: Richard Swanson
Title: Chief Legal Officer

November 10, 2020
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management, L.P.

Address of Joint Filer:	c/o York Capital Management Global Advisors
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 6, 2020

Designated Filer: York Capital Management Global Advisors, LLC

Signature:

York Capital Management, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard Swanson
Name: Richard Swanson
Title: Chief Legal Officer

November 10, 2020
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Dinan Management, L.L.C.

Address of Joint Filer:	c/o York Capital Management Global Advisors
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 6, 2020

Designated Filer:York Capital Management Global Advisors, LLC

Signature:

Dinan Management, L.L.C.

/s/ Richard Swanson
Name: Richard Swanson
Title: Chief Legal Officer

November 10, 2020
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thanasi Skafidas

Address of Joint Filer:	c/o York Capital Management Global Advisors
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 6, 2020

Designated Filer: York Capital Management Global Advisors, LLC

Signature:

/s/ Thanasi Skafidas
Name: Thanasi Skafidas

November 10, 2020
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	William Vrattos

Address of Joint Filer:	c/o York Capital Management Global Advisors
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 6, 2020

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ William Vrattos
Name: William Vrattos

November 10, 2020
Date